ANNUAL REPORT
                               SEPTEMBER 30, 1999

                                      FMI
                                   FOCUS FUND

                                   A NO-LOAD
                                  MUTUAL FUND

FMI Focus Fund
NOVEMBER 15, 1999

Ted D. Kellner, C.F.A.
Portfolio Manager

Richard E. Lane, C.F.A.
Portfolio Manager

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 9/30/99 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000

               FMI FOCUS FUND        STANDARD & POOR'S 500       RUSSELL 2000
12/16/96           $10,000                  $10,000                $10,000
12/31/96           $10,245                  $10,280                $10,350
3/31/97            $10,736                  $10,549                 $9,815
6/30/97            $12,709                  $12,390                $11,406
9/30/97            $16,796                  $13,333                $13,103
12/31/97           $17,391                  $13,712                $12,664
3/31/98            $19,876                  $15,626                $13,938
6/30/98            $19,687                  $16,145                $13,289
9/30/98            $17,838                  $14,553                $10,611
12/31/98           $23,561                  $17,654                $12,342
3/31/99            $22,826                  $18,533                $11,673
6/30/99            $27,450                  $19,840                $13,488
9/30/99            $26,372                  $18,599                $12,634

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 9/30/99
                                                                    Annualized
                                                             Total Return*<F1>
                                        Total Return*<F1>      Through 9/30/99
                    Total Return*<F1>        For the Year            From Fund
                        Last 3 Months       Ended 9/30/99   Inception 12/16/96
                    -----------------    ----------------   ------------------
FMI Focus Fund                  -3.9%               47.9%                41.6%
Standard &Poor's 500            -6.2%               27.8%                24.9%
Russell 2000                    -6.3%               19.1%                 8.7%

*<F1> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.

Dear Fellow Shareholders:

  Happy New Year!! The FMI Focus Fund delivered an admirable return of 47.9% over the past twelve months ending September 30, our fiscal year. This performance didn't come easy as the operating environment, "market", has been volatile and challenging. We would have liked to close our fiscal year with a bang, but the Fund declined 3.9% over the past three months. The table below shows comparative results.

                       QUARTER ENDED        YEAR-TO-DATE
                            9/30                9/30
                       -------------        ------------
  FMIOX                    -3.9%               11.9%
  S&P 500                  -6.2%                5.4%
  S&P Mid-Cap              -8.4%               -2.1%
  Russell 2000             -6.3%                2.4%

  On the bright side though, the Fund's 11.9% year-to-date return easily places us in the top quartile of all domestic equity mutual funds, according to Morningstar data.

  Despite the challenging market environment, we remain very enthusiastic about our current holdings and future opportunities. We believe the strong fundamentals underlying our portfolio companies will result in excellent stock performance once this "churning period" runs its course. Shareholders who have been with us awhile will recall that last October, during the "Asian Contagion", the Focus Fund bottomed out at around negative 10% then mounted a furious rally, ending the year up nearly 36% (a 45% swing in 2-1/2 months). Remarkably, a similar pattern played out in 1997, a year in which the Fund appreciated nearly 70%. Though little consolation for recent investors, who may be underwater on their investment, we provide the review for perspective and urge patience. We believe the Focus Fund's charter gives us a terrific platform to take full advantage of our nimbleness, broad view of the world, and intensive research effort.

  We usually don't spend much time examining the big picture issues, preferring to concentrate our energies looking for attractive companies in which to invest. Yet, the current environment is so unique that it warrants a discussion. No, we are not referring to Alan Greenspan and whether the Fed is going to raise interest rates again. Clearly that is an important factor impacting the market, but we gave up on predicting interest rates and general movements in the economy a long time ago. We favor a "bottom-up" approach to stock picking. What we are referring to is a much more potent factor than even the Federal Reserve...THE INTERNET. It is changing the business and investment landscape in many ways. We offer a series of observations below, from our unique perspective, not just because it is so fascinating which of course it is, but also to offer a glimpse of how we view "The Revolution" and gain insight into our "Net investment strategy".

  Internet-based technologies are transforming the ways that companies work. Smart manufacturing firms have established extranets that link suppliers, engineers, production planners, and product managers. An extranet is a framework that provides secure and protected Internet transactions. Virtually all business-to-business commerce occurs over some form of secure, private extranet. According to Forrester research, extranet transactions in the United States will amount to $1.3 trillion by 2003, from $43.1 billion last year and an estimated $109.3 billion in 1999. Extranets enable companies to streamline and speed up operations, allowing them to respond quickly to market opportunities. Clearly we are in the early innings of this phenomenon. Since this technology challenges traditional business models and practices, there is tremendous uncertainty among business people, portfolio managers, and the investing public at large. This is the flip side of the Internet IPO craze that has so captured the public's imagination. An obvious example can be found in the distribution industry. Almost across the board publicly held distribution companies have been terrible performers as investors fear that the Internet will somehow disintermediate their economic role. Clearly, the Internet may reduce the role of many intermediaries/distributors, but it will also prove quite beneficial to others. Until the winners and losers get sorted out, the market is taking them all down. Likewise, in many other industries where the Internet is deemed to be a threat, from financial services to printing to transaction processing. The only sectors immune to the Internet bogeyman are those that enable the tremendous growth in the Internet itself (i.e. fiber optics, semiconductors, communications).

  The Internet IPO mania has led to a tremendous disparity in the stock market this year. While a handful of Internet companies appreciated by leaps and bounds, most stocks had not appreciated much this year (through the 3rd quarter). While some stocks performed poorly, due to the Internet threat - "Internet Road Kill", many more stocks performed poorly simply out of neglect. They were "crowded out" by the booming Internet stocks. After all there is only so much money to go around, and with a small number of Internet stocks going up 100 points at a time, not much money was left to invest in the broader stock market. This mania has been bigger than previous ones, namely Biotechnology, because the investing public identifies with it so well; people surf the web everyday. The basic concept of many pure Internet plays is very speculative, reminiscent of a lottery ticket. A simple consumer-oriented concept such as selling gardening products over the Internet is hatched on Wall Street. As first mover advantage is deemed to be so important, i.e. the first to market has the best shot at establishing a brand and erecting a permanent barrier to entry by other potential competitors, the whole process is often not well thought out and rushed to market. A large percentage of the proceeds from Internet IPOs are spent on advertising in order to quickly build a national brand. If the new company can show some revenue in the ensuing nine months, the idea is that Wall Street will raise a second round of funding, again largely for branding. If the new company doesn't produce some revenue, chances are that Wall Street won't fund the next round and the new company is toast. It's an all or nothing, boom or bust game. We believe many new Internet companies may be approaching this point over the next year or so. Like the lottery, you probably want to spread your bets over a number of different "games".

  So what should a self-respecting mutual fund manager still sensitive to valuation discipline and the concept of downside risk do in the current environment to sensibly capitalize on the internet revolution? We have several strategies which we believe will indeed capitalize on the web explosion, while at the same time avoid the huge "valuation risk" with direct Internet plays. The obvious one is to invest in the companies building the internet itself. Portfolio companies like ADC Telecom, Tollgrade, Allied Riser, Adelphia Communications, Jones Intercable, Anadigics, and Aware, all participate in one way or another in building the internet. Some are "chips" companies, others in fiber and coax, but all should benefit from the buildout. Very exciting! And going back to our initial discussion of extranets, we failed to mention the industries that have embraced the new supply chain, namely computer and electronics manufacturers, and the automotive industry. Contract manufacturers and distributors are important players in the supply chain. The DII Group and Arrow Electronics are examples of industry leaders with unwarranted discounted multiples relative to their peer group. The DII Group provides a wide spectrum of services to its client base. It can design and manufacture printed circuit boards as well as perform full box build assembly. Ironically, much of its product portfolio are incorporated into servers, workstations, high-end storage devices, and telecommunications equipment that are part of the internet infrastructure. Not only are their end markets growing, but there are still many companies that have not yet changed to an outsourced model. The largest opportunity being in the telecommunications area. Arrow Electronics is the world's largest distributor of electronic components. We have mentioned Arrow in the past, and believe that the stock has a bright future because we are in the early stages of a rebound in the semiconductor/components cycle.

  Our second strategy entails backdoor plays on the Internet. True North is a classic example. The Company is a major advertising firm benefiting from the huge .com spending. We have seen figures suggesting that as much as 70% of all initial public offering proceeds are going directly to Madison Avenue for advertising and branding. True North is an arms supplier to the "warring Internet factions" and stands to benefit no matter who wins the "battle for eyeballs". Ziff Davis and Primedia are other examples, which in both cases here, represent content plays on the internet.

  Our last strategy is to simply take advantage of the great bargains being created in non-internet companies. Many good companies are selling for much less than private market value. Ordinarily an unusual situation, this has been brought about through sheer neglect. Everyone is simply obsessed with internet. But cash flow is cash flow. If the public market doesn't recognize it, smart management will. We expect quite a bit of take over activity in the next year to eighteen months. CNA Surety is a good example here. The company is a niche insurance underwriter at about 8 times earnings despite a very high level of profitability and good growth prospects. If the stock stays this low, we think CNA Surety would make a good acquisitions candidate, most likely its parent CNA, which currently owns a majority of the shares. Dura Automotive, an excellent company in the automobile OEM market is another example. The stock sells at 5 times earnings despite outstanding management and strong growth prospects.

  The Board of Directors has declared a distribution of $0.0465 from net long-term realized capital gains and $2.48687 from net short-term capital gains. Your distribution confirmation has been previously sent.

  As is our custom, we would like to thank our shareholders, Wall Street research, sales, and trading contributors, and FMI employees for helping make this another successful year. We are approaching our 3rd anniversary - December 16th, and we have an excellent chance at becoming one of the very top funds in Morningstar's small-cap blend category. As hard as we have worked to make that dream three years ago become a reality today, we couldn't have done it without the above constituencies. So again, thanks for the help and we look forward to another profitable year.

Sincerely,

/s/ Ted D. Kellner               /s/ Richard E. Lane

Ted D. Kellner, C.F.A.           Richard E. Lane, C.F.A.
Portfolio Manager                Portfolio Manager

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

  The first fiscal quarter ended December 31, 1998, accounted for the lion's share of the gain for the fiscal year. In large part, this was due to the market rebound from the October lows. Recall that the "Asian Contagion" hit the stock market quite hard during the Summer and Fall of 1998. The Federal Reserve responded by lowering interest rates which stabilized the market.

  FMI Focus Fund had a handful of stocks that enjoyed significant rebounds during this period, such as Ziff Davis, Manitowoc Corp., Arrow Electronics, and Heller Financial. The Focus Fund also benefited from continued consolidation in Cable TV holdings, Century Communications and Jones Intercable were both acquired. The Fund's holdings in ADC Telecom, Tollgrade, and a hand full of other companies benefited from the continued buildout of the communications industry. Finally Omnipoint, a mobile phone operator and holding was purchased by Voicestream.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
      FMI FOCUS FUND, STANDARD & POOR'S 500 INDEX, AND RUSSELL 2000 INDEX


                          AVERAGE ANNUAL TOTAL RETURN

                    1-Year          Since inception 12/16/96
                    +47.9%                   +41.6%

                         FMI            Standard & Poor's        Russell 2000
  Date                Focus Fund        500 Index(1)<F3>         Index(2)<F4>
  12/16/96*<F2>        $10,000              $10,000                $10,000
  9/30/97              $16,796              $13,333                $13,103
  9/30/98              $17,827              $14,553                $10,611
  9/30/99              $26,372              $18,599                $12,634

  *<F2>  inception date 12/16/96

  Past performance is not predictive of future performance.

(1)<F3> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.
(2)<F4> The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service mark of the Frank Russell Company.

                                                    100 East Wisconsin Avenue
                                                    Suite 1500
                                                    Milwaukee, WI  53202

FMI Focus Fund
REPORT OF INDEPENDENT ACCOUNTANTS

(PRICEWATERHOUSECOOPERS LOGO)

October 28, 1999

To the Shareholders and Board of Directors of FMI Focus Fund

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMI Focus Fund (the "Fund") at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers and application of alternative auditing procedures where confirmations were not received, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

FMI Focus Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1999

ASSETS:
     Investments in securities, at value (cost $29,633,960)       $35,715,741
     Receivable for investments sold                                3,481,524
     Deferred organizational expenses                                  13,395
     Dividends and interest receivable                                 12,296
                                                                  -----------
          Total assets                                            $39,222,956
                                                                  -----------
                                                                  -----------
LIABILITIES:
     Loan payable                                                 $ 1,725,000
     Payable to brokers for investments purchased                   1,208,530
     Payable to adviser for management, administrative
       fees and deferred expenses                                      56,141
     Interest payable on loan payable                                   1,584
     Other liabilities                                                 61,509
                                                                  -----------
          Total liabilities                                         3,052,764
                                                                  -----------
NET ASSETS:
     Capital Stock, $0.01 par value; 500,000,000 shares
       authorized; 1,677,782 shares outstanding                    26,487,970
     Net unrealized appreciation on investments                     6,081,781
     Accumulated net realized gains on investments
       and put options                                              3,600,441
                                                                  -----------
          Net assets                                               36,170,192
                                                                  -----------
          Total liabilities and net assets                        $39,222,956
                                                                  -----------
                                                                  -----------
CALCULATION OF NET ASSET VALUE:
     Offering and redemption price per share
       ($36,170,192 / 1,677,782 shares outstanding)               $     21.56
                                                                  -----------
                                                                  -----------

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
SCHEDULE OF INVESTMENTS
September 30, 1999

                                                                     QUOTED
                                                                     MARKET
SHARES                                                  COST          VALUE
------                                                  ----         ------
COMMON STOCKS -- 100.0% (A)<F7>
          BANKS -- 8.6%
 57,500   AMCORE Financial, Inc.                     $ 1,215,626   $ 1,185,937
 35,000   Associated Banc-Corp.                        1,187,535     1,266,562
 36,200   Blackhawk Bancorp, Inc.+<F6>                   526,555       520,375
  7,000   Union Bankshares Ltd.*<F5>                      89,000       112,438
                                                     -----------   -----------
                                                       3,018,716     3,085,312
          CHEMICAL/SPECIALTY MATERIALS -- 1.5%
 29,500   Georgia Gulf Corp.                             395,339       519,937

          COMMUNICATIONS EQUIPMENT -- 6.6%
 16,000   ADC Telecommunications, Inc.*<F5>              300,000       671,000
 16,500   Channell Commercial Corp.*<F5>                 214,240       167,062
  4,000   Conexant Systems, Inc.*<F5>                    302,365       290,625
 45,500   Tollgrade Communications Inc.*<F5>             959,098     1,222,813
                                                     -----------   -----------
                                                       1,775,703     2,351,500
          COMMUNICATION SERVICES/CABLE -- 25.1%
 20,100   Bell & Howell Co.*<F5>                         498,137       737,419
 25,000   Bell Canada
            International Inc.*<F5>                      324,688       256,250
 14,000   Century Communications
            Corp.*<F5>                                   255,344       638,750
 30,000   CSG Systems
            International, Inc.*<F5>                     712,019       822,186
 50,500   Hyperion
            Telecommunications, Inc.*<F5> +<F6>          745,129     1,253,031
 25,900   Imax Corp.*<F5>                                547,984       518,000
 10,100   Jones Intercable, Inc.*<F5>                    434,481       537,825
 24,100   Jones Intercable, Inc. Cl A*<F5>               359,132     1,302,906
 15,000   Omnipoint Corp.                                404,844       838,125
 51,000   PRIMEDIA Inc.*<F5>                             624,341       714,000
 15,000   True North
            Communications, Inc.                         533,669       545,625
 48,500   Ziff-Davis Inc.*<F5>                           772,104       782,063
                                                     -----------   -----------
                                                       6,211,872     8,946,180
          COMMUNICATIONS SERVICES/MEDIA -- 6.7%
 30,500   Mail-Well, Inc.*<F5>                           448,549       423,187
 21,000   MasTec, Inc.*<F5>                              625,026       618,188
 15,000   Penton Media, Inc.                             194,650       243,750
 12,000   Playboy Enterprises,
            Inc. Cl B*<F5>                               293,667       320,250
 53,000   Saville Systems
            PLC - SP ADR*<F5>                            714,000       778,438
                                                     -----------   -----------
                                                       2,275,892     2,383,813
          COMPUTERS & ELECTRONICS -- 23.1%
 39,000   Arrow Electronics, Inc.*<F5>                   513,734       687,375
  5,000   Celestica Inc.
            Subordinate Voting*<F5>                      101,125       246,875
 10,000   C.P. Clare Corp.*<F5>                           66,250        63,750
 48,000   The DII Group, Inc.*<F5>                     1,484,759     1,689,000
 35,000   General
            Semiconductor, Inc.*<F5>                     265,537       360,937
 28,900   HNC Software Inc.*<F5>                         842,522     1,146,969
 12,000   LeCroy Corp.*<F5>                              204,703       216,000
 20,000   Methode Electronics, Inc.                      262,813       377,500
 22,500   MicroTouch Systems, Inc.*<F5>                  272,438       379,687
 19,000   MKS Instruments, Inc.*<F5>                     390,813       422,750
 46,500   Pioneer-Standard
            Electronics, Inc.                            427,562       671,344
 13,000   Plexus Corp.*<F5>                              399,100       398,125
 48,000   Varian Inc.*<F5>                               727,260       852,000
 31,250   Vishay
            Intertechnology, Inc.*<F5>                   352,375       742,188
                                                     -----------   -----------
                                                       6,310,991     8,254,500
          ENERGY/ENERGY SERVICES -- 9.2%
 20,000   EOG Resources, Inc.                            445,000       425,000
  7,000   St. Mary Land &
            Exploration Co.                              194,688       182,875
 22,000   Noble Affiliates, Inc.                         564,988       638,000
 81,250   Pride International, Inc.*<F5>                 847,122     1,152,734
100,000   Santa Fe Snyder Corp.*<F5>                     750,186       900,000
                                                     -----------   -----------
                                                       2,801,984     3,298,609
          FINANCIAL SERVICES -- 3.9%
 14,000   Fiserv, Inc.*<F5>                              435,750       455,000
 36,000   Heller Financial, Inc.                         821,620       810,000
 10,000   Willis Lease Finance Corp.*<F5>                160,833       131,875
                                                     -----------   -----------
                                                       1,418,203     1,396,875
          HEALTH INDUSTRIES -- 4.4%
  8,475   Covance Inc.*<F5>                              149,000        82,102
 10,000   Henry Schein, Inc.*<F5>                        183,750       142,500
 10,900   Millipore Corp.                                320,014       409,431
 35,500   Quest Diagnostics Inc.*<F5>                    900,980       923,000
                                                     -----------   -----------
                                                       1,553,744     1,557,033
          INDUSTRIAL & TRANSPORTATION PRODUCTS -- 7.9%
 36,000   The Alpine Group, Inc.*<F5>                    468,758       465,750
 27,500   Dura Automotive
            Systems, Inc.*<F5>                           800,453       661,719
 30,000   Inco Limited                                   521,857       641,250
 16,000   The Manitowoc
            Company, Inc.                                287,652       546,000
 24,900   Regal-Beloit Corp.                             469,183       516,675
                                                     -----------   -----------
                                                       2,547,903     2,831,394
          INDUSTRIAL SERVICES -- 0.3%
 10,000   Republic Services, Inc.*<F5>                   206,131       108,750

          INSURANCE -- 2.7%
 26,600   CNA Surety Corp.                               380,063       349,125
 24,428   Reinsurance Group
            of America, Inc.                             732,200       627,494
                                                     -----------   -----------
                                                       1,112,263       976,619
                                                     -----------   -----------
            Total common stocks                       29,628,741    35,710,522

SHARES OR                                                            QUOTED
PRINCIPAL                                                            MARKET
 AMOUNT                                                 COST          VALUE
 ------                                                 ----         ------
SHORT-TERM INVESTMENTS -- 0.0% (A)<F7>
          VARIABLE RATE DEMAND NOTE
 $5,219   Wisconsin Corporate Central
            Credit Union                                   5,219         5,219
                                                     -----------   -----------
            TOTAL
              INVESTMENTS (100%)                     $29,633,960   $35,715,741
                                                     -----------   -----------
                                                     -----------   -----------

 *<F5>    Non-income producing security.
 +<F6> Securities not committed as collateral for the credit facility. All or a portion of the rest of the securities have been committed as collateral for the credit facility.
(a)<F7> Percentages for the various classifications relate to total investments.

  The accompanying notes to financial statements are an integral part of this schedule.

FMI Focus Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 1999

INCOME:
     Dividends                                                    $   170,481
     Interest                                                          43,038
                                                                  -----------
          Total income                                                213,519
                                                                  -----------

EXPENSES:
     Management fees                                                  386,611
     Administrative services                                           59,027
     Professional fees                                                 28,892
     Registration fees                                                 23,560
     Custodian fees                                                    19,437
     Transfer agent fees                                               15,879
     Printing and postage expenses                                     14,897
     Amortization of organizational expenses                            5,954
     Board of Directors fees                                              450
     Other expenses                                                     5,681
                                                                  -----------
     Total operating expenses before interest expense                 560,388
     Interest expense                                                  48,193
                                                                  -----------
          Total expenses                                              608,581
                                                                  -----------
NET INVESTMENT LOSS                                                  (395,062)
                                                                  -----------
REALIZED GAINS AND (LOSSES) ON INVESTMENTS:
     Net realized gain on securities                $4,600,274
     Net realized loss on put options                  (14,097)
                                                   -----------
NET REALIZED GAIN ON INVESTMENTS                                    4,586,177

NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              6,156,767
                                                                  -----------
NET GAIN ON INVESTMENTS                                            10,742,944
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $10,347,882
                                                                  -----------
                                                                  -----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 1999 and 1998

                                                      1999           1998
                                                   -----------    -----------
OPERATIONS:
     Net investment loss                           $  (395,062)   $  (275,419)
     Net realized gain on investments                4,586,177        597,792
     Net increase (decrease) in unrealized
       appreciation on investments                   6,156,767       (480,785)
                                                   -----------    -----------
          Net increase (decrease) in net assets
            resulting from operations               10,347,882       (158,412)
                                                   -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net realized gains
       ($0.61821 and $0.47820 per share,
       respectively)                                  (794,289)      (278,771)
                                                   -----------    -----------
          Total distributions                         (794,289)*<F9> (278,771)
                                                   -----------    -----------
FUND SHARE ACTIVITIES:
     Proceeds from shares issued (797,147 and
       1,038,885 shares, respectively)              15,195,513     16,465,542
     Net asset value of shares issued in
       distributions (42,878 and 15,049 shares,
       respectively)                                   683,037        215,951
     Cost of shares redeemed (433,982 and 132,094
       shares, respectively)                        (8,525,659)    (2,136,896)
                                                   -----------    -----------
          Net increase in net assets derived
            from Fund share activities               7,352,891     14,544,597
                                                   -----------    -----------
          TOTAL INCREASE                            16,906,484     14,107,414

NET ASSETS AT THE BEGINNING OF THE YEAR             19,263,708      5,156,294
                                                   -----------    -----------
NET ASSETS AT THE END OF THE YEAR                  $36,170,192    $19,263,708
                                                   -----------    -----------
                                                   -----------    -----------
*<F9>  See Note 9.

  The accompanying notes to financial statements are an integral part of these statements.

FMI Focus Fund
FINANCIAL HIGHLIGHTS

(Selected Data for each share of the Fund outstanding throughout each period)

                                                                        YEARS ENDED SEPTEMBER 30,         FOR THE PERIOD FROM
                                                                        -------------------------      DECEMBER 16, 1996+<F10> TO
                                                                         1999                1998          SEPTEMBER 30, 1997
                                                                         ----                ----      --------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                    $15.15              $14.74               $10.00
Income from investment operations:
   Net investment loss (a)<F13>                                          (0.18)              (0.17)               (0.04)
   Net realized and unrealized gains on investments                       7.21                1.06                 6.69
                                                                        ------              ------               ------
Total from investment operations                                          7.03                0.89                 6.65
Less distributions:
   Dividend from net investment income                                      --                  --                (0.01)
   Distributions from net realized gains                                 (0.62)              (0.48)               (1.90)
                                                                        ------              ------               ------
Total from distributions                                                 (0.62)              (0.48)               (1.91)
                                                                        ------              ------               ------
Net asset value, end of period                                          $21.56              $15.15               $14.74
                                                                        ------              ------               ------
                                                                        ------              ------               ------
TOTAL INVESTMENT RETURN                                                  47.9%                6.2%                68.0%*<F11>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                                  36,170              19,264                5,156
Ratio of operating expenses before interest expense and dividends
  on shorts (after reimbursement) to average net assets (b)<F14>         1.81%               2.34%                2.75%**<F12>
Ratio of interest expense and dividends on short
  positions to average net assets                                        0.16%               0.33%                0.17%**<F12>
Ratio of net investment loss to average net assets (c)<F15>             (1.28%)             (1.94%)              (1.85%)**<F12>
Portfolio turnover rate                                                 238.8%              402.2%               298.2%

  +<F10>   Commencement of operations.
  *<F11>   Not annualized.
 **<F12>   Annualized.
(a)<F13> Net investment loss before interest expense and dividends on short positions for the years ended September 30, 1999 and 1998 and for the period ended September 30, 1997 was ($0.16), ($0.14) and ($0.04), respectively. In 1999 and 1998, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F14> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the period ended September 30, 1997, the ratio would have been 6.38%**<F12>.
(c)<F15> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the period ended September 30, 1997, the ratio would have been (5.48%)**<F12>.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 1999

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Focus Fund (the "Fund"), a portfolio of FMI Funds, Inc. (the "Company") which is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 16, 1996. The investment objective of the Fund is to seek capital appreciation principally through investing in common stocks and warrants, engaging in short sales, investing in foreign securities and effecting transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

     (a) Each security, including securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Common stocks which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at amortized cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts, as reported on the schedule of investments, are substantially the same for Federal income tax purposes.

     (b) Net realized gains and losses on common stock are computed on the identified cost basis.

     (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.

     (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (h) The Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount would be included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of liquid securities. The collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. There were no short positions in the Fund during fiscal year 1999.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund paid FMI a monthly management fee of 1.25% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund pays FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

          Under the management agreement, FMI will reimburse the Fund for expenses over 2.75% of the daily net assets of the Fund. No such reimbursements were required for the year ended September 30, 1999.

(3)  CREDIT FACILITY --

          Firstar Bank Milwaukee, NA has made available to the Fund a $1,000,000 credit facility pursuant to a Credit Agreement ("Agreement") dated August 21, 1997 (subsequently amended) for the purpose of purchasing portfolio securities. The Agreement is renewed annually. Principal and interest of each loan under the Agreement are due not more than 90 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the prime rate (8.25% on September 30, 1999) on the amount borrowed. Additionally, the Fund pays a commitment fee of 0.25% of the commitment and an unused line fee of 0.25% of the unused amount of the facility. Advances are collateralized by securities owned by the Fund. During the year ended September 30, 1999, the Fund had an outstanding average daily balance of $506,575 under the Agreement. The maximum amount outstanding during that period was $2,000,000. Interest expense amounted to $48,193 for the year ended September 30, 1999. At September 30, 1999, the Fund had a loan payable balance of $1,725,000, and the securities collateralizing the Agreement amounted to $17,088,659.

          Pursuant to the 1940 Act, the Fund is required to satisfy asset coverage requirements on its outstanding borrowings. At September 30, 1999, the Fund satisfied all asset coverage requirements of the 1940 Act.

(4)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders. On October 28, 1999, the Fund distributed $4,198,727 from net short-term realized gains ($2.48687 per share) and $78,492 from net long-term realized gains ($0.0465 per share). The distributions were declared on October 27, 1999 to shareholders of record on October 26, 1999.

(5)  DEFERRED EXPENSES --

          Organizational expenses were deferred and are being amortized on a straight-line basis over a period of five years beginning with the date of sales of shares to the public. These expenses were advanced by the Adviser who will be reimbursed by the Fund over a period of five years. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized deferred expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption. The unamortized organizational expenses at September 30, 1999 were $13,395.

(6)  INVESTMENT TRANSACTIONS --

          For the year ended September 30, 1999, purchases and proceeds of sales of investment securities (excluding short-term investments) were $80,904,269 and $72,517,120, respectively.

(7)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of September 30, 1999, liabilities of the Fund included the following:

               Loan payable                                     $ 1,725,000
               Payable to brokers for securities purchased        1,208,530
               Payable to FMI for management, administrative
                 fees and deferred expenses                          56,141
               Interest payable on loan payable                       1,584
               Other liabilities                                     61,509

(8)  SOURCES OF NET ASSETS --

          As of September 30, 1999, the sources of net assets were as follows:

               Fund shares issued and outstanding               $26,487,970
               Net unrealized appreciation on investments         6,081,781
               Accumulated net realized gains on investments
                 and put options                                  3,600,441
                                                                -----------
                                                                $36,170,192
                                                                -----------
                                                                -----------

          Aggregate net unrealized appreciation as of September 30, 1999, consisted of the following:

               Aggregate gross unrealized appreciation          $ 7,027,196
               Aggregate gross unrealized depreciation             (945,415)
                                                                -----------
                   Net unrealized appreciation                  $ 6,081,781
                                                                -----------
                                                                -----------

(9)  REQUIRED FEDERAL INCOME TAX DISCLOSURES (UNAUDITED) --

          In early 1999, shareholders received information regarding all distributions paid to them by the Fund during the fiscal year ended September 30, 1999. The Fund hereby designates the following amount as long-term capital gains distributions.

               Capital gains taxed at 20%                       $    24,296

          The percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended
     September 30, 1999 was 8%.

                                 FMI FOCUS FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                           FIRSTAR BANK MILWAUKEE, NA
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.